Vizacom Inc.
                              PWR Acquisition Corp.
                             Glenpointe Center East
                           300 Frank W. Burr Boulevard
                                Box 18, 7th Floor
                                Teaneck, NJ 07666




                                                March 27, 2000


Mr. David Salav
Mr. Vincent Dispigno
PC Workstation Rentals, Inc. d/b/a PWR Systems
3512 Veterans Memorial Highway
Bohemia, New York  11716

          Re: Amendment to Agreement and Plan of Merger, dated as of February 28, 2000, among us (the "Merger Agreement").

Dear David and Vincent:

          This letter confirms our agreement that notwithstanding the provisions of Section 4.1.2 of the above-referenced Merger Agreement, the RE Notes (as defined in the Merger Agreement) in the aggregate principal amount of
$888,638 issued by PC Workstation Rentals, Inc., d/b/a PWR Systems ( "PWR" ) on the date hereof to you represent an estimate of the retained earnings of PWR Systems as of the date hereof, rather than the actual retained earnings of PWR as of December 31, 1999. The principal amount of such RE Notes shall be adjusted as provided in the Merger Agreement.

                                             Sincerely,

                                             VIZACOM INC.

                                             By: /s/ Alan W. Schoenbart
                                                 Name: Alan W. Schoenbart
                                                 Title: Vice President - Finance

                                             PWR ACQUISITION CORP.

                                             By: /s/ Alan W. Schoenbart
                                             Name: Alan W. Schoenbart
                                             Title: Treasurer

KAUFMAN & MOOMJIAN, LLC

March 27, 2000
Page -2-



Accepted and agreed as of the date first above written:

PC WORKSTATION RENTALS, INC.

By: /s/ Vincent DiSpigno
Name: Vincent DiSpigno
Title: Vice President

/s/ David N. Salav
David N. Salav


/s/ Vincent DiSpigno
Vincent DiSpigno